EXHIBIT 4.3

                                                                [EXECUTION COPY]

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of this 8th day of January, 1998 (this "Agreement"), by and among HRE Properties, Inc., a Maryland corporation (the "Company"), and each person executing a counterpart of the signature page to this Agreement (each individually an "Initial Purchaser" and collectively the "Initial Purchasers").

                              W I T N E S S E T H :

                  WHEREAS, upon the terms and subject to the conditions of the Subscription Agreement dated as of January 8, 1998, by and among each of the Initial Purchasers and the Company (the "Subscription Agreement"), the Company has agreed to issue and sell to the Initial Purchasers, and the Initial Purchasers have agreed to purchase from the Company, an aggregate of 350,000 shares, par value $.01 per share, of the Company's 8.99% Series B Senior Cumulative Preferred Stock (the "Preferred Stock") on the terms and conditions set forth therein; and

                  WHEREAS, in order to induce the Initial Purchasers to enter into the Subscription Agreement and to consummate the transactions contemplated thereby, the Company has agreed to provide the Initial Purchasers with certain registration rights with respect to the Preferred Stock as more fully set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1.       Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Affiliate" of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

                  (b) "Commission" means the Securities and Exchange Commission.

                  (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.



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                  (d)   "Purchasers"   mean  the  Initial   Purchasers  and  any
transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement by executing a counterpart to this Agreement.

                  (e) "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  (f) "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                  (g) "Registrable Securities" mean the shares of Preferred Stock, or any other securities issued in respect of such securities upon any stock split, stock dividend, recapitalization, merger or other reorganization, issued to or held by each Purchaser; provided, however, that a share of Preferred Stock, or of such other securities issued in respect thereof, shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

                  (h) "Registration Statement" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement.

                  (i) "Restricted Security" means any share of Preferred Stock, or any other security issued in respect of such security upon any stock split, stock dividend, recapitalization, merger or other reorganization, except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Prospectus included in the Registration Statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Preferred Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.


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                  (j)  "Securities  Act" means the  Securities  Act of 1933,  as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                  2.       Registration.

                  (a) The Company shall prepare and file with the Commission a Registration Statement under the Securities Act relating to the offer and sale of the Registrable Securities and shall use its reasonable best efforts to cause the Commission to declare such Registration Statement to be effective under the Securities Act on or prior to January 8, 1999, all in accordance with the terms of this Agreement.

                  (b) If the offering pursuant to a Registration Statement contemplated by Section 2(a) involves an underwritten offering, the Purchasers who hold at least 66-2/3% of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel to represent their interests, and a managing underwriter to administer the offering, which managing underwriter shall be reasonably satisfactory to the Company. The Purchasers who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions of such managing underwriter (and any other underwriter) and all legal fees and expenses of the Purchasers' legal counsel with respect to their Registrable Securities.

                  3.  Obligations  of  the  Company.   In  connection  with  the
registration of the Registrable Securities, the Company shall:

                  (a) promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming a part thereof to be current and useable by Purchasers for resales of the Registrable Securities for a period of two years from the date on which the Registration Statement is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been (A) sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, (B) transferred pursuant to Rule 144 under the Securities Act or (C) otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period"), and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3(a), the

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Company may, during the Registration  Period,  suspend the use of the Prospectus for a period not to exceed 60 days (whether or not consecutive) in any 12-month period if the Board of Directors of the Company determines in good faith that because of valid business reasons, including pending mergers or other business combination transactions, planned acquisitions or divestitures of assets, or pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use the Company provides the Purchasers with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. At the end of any such suspension period, the Company shall provide the Purchasers with written notice of the termination of such suspension;

                  (b) during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Purchasers as set forth in the Prospectus forming part of the Registration Statement;

                  (c) (i) prior to the filing with the Commission of the Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof to the Purchasers and reflect in such documents all such comments as the Purchasers (and their counsel) reasonably may propose and (ii) furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto, and such other documents, as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser;

                  (d) (i) register and qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions as the Purchasers who hold at least 66-2/3% of the Registrable Securities being offered may reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions as may be reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;


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                  (e) as promptly as  practicable  after  becoming aware of such event, notify each Purchaser of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver such number of copies of such supplement and amendment to each Purchaser as such Purchaser may reasonably request;

                  (f) as promptly as practicable after becoming aware of such event, notify each Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriter) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

                  (g) at any time after January 8, 2001, upon receipt of a written request from the Purchasers holding at least 66-2/3% of the outstanding Preferred Stock that the Company apply for listing of the Preferred Stock, use its reasonable best efforts to cause the listing of the Preferred Stock on the New York Stock Exchange, Inc. (the "NYSE") or, if the Preferred Stock shall not then be eligible for listing on the NYSE, to apply for listing of the Preferred Stock on the American Stock Exchange, Inc. (the "AMEX") or, if the Preferred Stock shall not then be eligible for listing on the AMEX, to apply for quotation of the Preferred Stock through the National Association of Securities Dealers, Inc. Automated Quotation System (the date of any such listing, the "Listing Date");

                  (h) subsequent to the Listing Date, maintain a transfer agent and registrar, which may be a single entity, for the Preferred Stock;

                  (i) cooperate with the Purchasers who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchasers reasonably may request and registered in such names as the Purchasers may request; and, at the Effective Time, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in the Registration Statement) an appropriate instruction and opinion of such counsel;

                  (j) take all such other lawful actions necessary to expedite and facilitate the disposition by the Purchasers of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus;


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                  (k) make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of its Annual Report on Form 10-K, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (l) in the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriter may reasonably request to be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

                  (m) enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering) and take all such other lawful action to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in this Agreement;

                  (n) (i) make reasonably available for inspection by Purchasers, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Purchasers or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Purchasers or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company as confidential, proprietary or containing any material non-public information shall be kept confidential by such Purchasers and any such underwriter, attorney, accountant or agent, unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Purchasers and the other parties entitled thereto by one legal counsel designated by and on behalf of the Purchasers;


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                  (o) in connection with any  underwritten  offering,  make such
representations   and  warranties  to  the  Purchasers   participating  in  such
underwritten offering and to the underwriters in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings;

                  (p) in connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter) addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings and such other matters as may be reasonably requested by the managing underwriter (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or the most recent post-effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of untrue statements of material facts or omissions of material facts required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations;

                  (q) in connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings; and

                  (r) in connection with any underwritten offering, deliver such documents and certificates as may be reasonably requested by the managing underwriter.

                  4. Obligations of the Purchasers. In connection with the registration of the Registrable Securities, the Purchasers shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to use its reasonable best efforts to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a holder of Registrable Securities that (i) such holder has executed a counterpart of this Agreement and is, in every other respect, a Purchaser, as such term is defined and used herein, (ii) such holder has executed a written agreement to be bound by Sections 5, 6 and 10 of the Subscription Agreement and (iii) such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request. At

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least 20 days prior to the first  anticipated  filing  date of the  Registration
Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser (the "Requested Information"), if such Purchaser shall elect to have any of its Registrable Securities included in the Registration Statement. If, at least five business days prior to the anticipated filing date of the Registration Statement, the Company has not received the Requested Information from a Purchaser (a "Non-Responsive Purchaser"), then the Company may file the Registration Statement without including the Registrable Securities of such Non-Responsive Purchaser.

                  (b) Each Purchaser by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement or is otherwise a Non- Responsive Purchaser.

                  (c) Each Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(e) or 3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  5. Holdback Agreements. In the event of an underwritten offering, the Company and each Purchaser agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and to use such Purchaser's best efforts not to effect any such public sale or distribution of any other equity security of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten offering), within 7 days before or 90 days after the effective date of such underwritten offering.

                  6.  Expenses  of   Registration.   All  expenses   other  than
underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing, and qualification fees, printing and engraving and accounting fees, the fees and disbursements of counsel for the Company (but excluding the fees of any legal counsel selected by the Purchasers), shall be borne by the Company.

                  7.       Indemnification and Contribution.

                  (a)   Indemnification  by  the  Company.   The  Company  shall
indemnify and hold harmless each Purchaser and each underwriter, if any, which facilitates the disposition of

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Registrable Securities,  and each of their respective officers and directors and each Person who controls  such  Purchaser or  underwriter  within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes hereinafter referred to as an "Indemnified Party") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Party for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Party in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(e), the use by the Indemnified Party of an outdated or defective Prospectus after the Company has provided to such Indemnified Party the notice required by Section 3(e).

                  (b) Indemnification by the Purchasers and Underwriters. Each Purchaser agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign the Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other Persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, and (ii) reimburse the Company for any reasonable legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Notice of Claims, etc. Promptly after receipt by an Indemnified Party of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Section 7 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve Indemnifying Party from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such omission. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses; (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the legal counsel to the Indemnifying Party would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party; or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x),
(y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one legal counsel for the Indemnified Party. The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

                  (d) Contribution.  If the indemnification provided for in this
Section 7 is unavailable to or insufficient to hold harmless an Indemnified Party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 7(d) were determined by pro rata allocation (even if the Purchasers and the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Purchasers and any underwriters in this Section 7(d) to contribute shall be several, not joint, and in proportion to the percentage of Registrable Securities registered or underwritten by the Purchasers or underwriters, respectively.

                  (e) Notwithstanding any other provision of this Section 7, (i) in no event shall any Purchaser be liable to any Person under this Section 7 for any amounts in excess of the dollar amount of the proceeds to be received by such Purchaser from the sale of such Purchaser's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to the Registration Statement under which such Registrable Securities are to be registered under the Securities Act, and (ii) in no event shall any underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discounts, commissions or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

                  (f) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have to any Indemnified Party and the obligations of any Purchaser under this Section 7 shall be in addition to any liability which such Purchaser may otherwise have to any Indemnified Party. The remedies provided in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an Indemnified Party at law or in equity.

                  8. Rule 144. With a view to making available to the Purchasers the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  (a) comply with the provisions of paragraph (c)(1) of Rule 144; and

                  (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act.

                  9. Assignment. Notwithstanding anything to the contrary contained in this Agreement, the rights to have the Company register Registrable Securities pursuant to this Agreement will not be transferred to a transferee of Registrable Securities unless: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company as soon as practicable after such assignment; (b) the Company is, as soon as practicable after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned; (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities; and (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee signs a counterpart of this Agreement or otherwise agrees in writing with the Company to be bound by all of the provisions contained herein.

                  10. Restrictions on Transferability. Each Purchaser acknowledges and agrees that the Registrable Securities are subject to certain transfer restrictions set forth in the Subscription Agreement, and each Purchaser further acknowledges and agrees that certificates representing shares of Registrable Securities shall be stamped or otherwise imprinted with legends restricting the transferability thereof, in substantially the form set forth in the Subscription Agreement.

                  11. Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers who hold at least 66-2/3% of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Purchaser and the Company.

                  12.  Miscellaneous.

                  (a) A Person shall be deemed to be a holder of Registrable Securities whenever such Person owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by facsimile transmission, receipt confirmed) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, to HRE Properties,

Inc., 321 Railroad Avenue, Greenwich Connecticut 06830 Attn: Secretary, with a copy to Coudert Brothers, 1114 Avenue of the Americas, New York, NY 10036, Attn:
Thomas J. Drago, Esq., (ii) if to the Initial Purchasers, at the respective addresses set forth in the Subscription Agreement and (iii) if to any other Purchaser, at such address as such Purchaser shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 12(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four calendar days after deposit with the United States Postal Service.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to applicable conflict of laws principles. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceabil-2ity of this Agreement in any other jurisdiction.

                  (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

                  (f) Subject to all conditions herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

                  (i)  This   Agreement   may  be   executed   in  two  or  more
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                          HRE PROPERTIES, INC.


                                          By:
                                              ----------------------------------
                                             Name:
                                             Title:


                                          COBALT CAPITAL LLC

                                          By: CGA Investment Management, Inc.,
                                               as Manager


                                          By:
                                              ----------------------------------
                                             Name:
                                             Title:


                                          WELLS FARGO & COMPANY


                                          By:
                                              ----------------------------------
                                             Name:
                                             Title:


                                          RETIREMENT PLAN OF THE BANK
                                            OF NEW YORK COMPANY, INC.

                                          By:  The Bank of New York, as Trustee

                                          By:
                                              ----------------------------------
                                             Name:
                                             Title: